Investor Presentation Third Quarter 2024 Dennis G. Shaffer - Chief Executive Officer & President Richard J. Dutton - Senior Vice President, Chief Operating Officer NASDAQ: CIVB

Forward-Looking Statements. This presentation may contain “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements express management’s current expectations, estimates or projections of future events, results or long-term goals, and are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should” or other similar expressions. All statements in this material speak only as of the date they are made, and we undertake no obligation to update any statement except to the extent required by law. Forward-looking statements are not guarantees of performance and are inherently subject to known and unknown risks, uncertainties and assumptions that are difficult to predict and could cause actual results or performance to differ materially from those expressed in or implied by the forward-looking statements. Factors that could cause actual results or performance to differ from those discussed in the forward-looking statements include the risks identified from time to time in our public filings with the SEC, including those risks identified in “Item 1A. Risk Factors” of Part I of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as supplemented by any additional risks identified in the Company’s subsequent Form 10-Qs. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Use of Non-GAAP Financial Measures. This presentation contains certain financial information determined by methods other than in accordance with accounting principals generally accepted in the United States (“GAAP”). These non-GAAP financial measures include “Tangible Book Value per Share” , “Tangible Common Equity to Tangible Assets” and “Efficiency Ratio”. The Company believes that these non-GAAP financial measures provide both management and investors a more complete understanding of the Company’s profitability. These non-GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP Measures. Not all companies use the same calculation of these measures; therefore this presentation may not be comparable to other similarly titled measures as presented by other companies. Reconciliations of these non-GAAP measures are provided in the Appendix section of this presentation. Sources of Information: Company Management and S&P Global Market Intelligence

Contact Information Civista Bancshares, Inc.’s common shares are traded on the NASDAQ Capital Market under the symbol “CIVB.” Additional information can be found at: www.civb.com Dennis G Shaffer Chief Executive Officer & President dgshaffer@civista.bank Telephone: 888.645.4121

Who We Are 4

Who We Are Bank founded and headquartered in 1884 in Sandusky, Ohio 10th Largest Publicly Traded Commercial Bank Headquartered in Ohio 536 Employees (526 FTE) Community Banking Focused Operations in 14 Ohio, 2 Indiana and 1 Kentucky Counties 41 Branches & 2 Loan Production Offices Operations in the 5 largest Ohio MSAs Civista Leasing and Finance (CLF) is a national equipment leasing and finance operation with equipment leased in all 50 states Full-Service Banking Organization with Diversified Revenue Streams Commercial Banking Retail Banking Wealth Management Private Banking Mortgage Banking Equipment Leasing

Who We Are Deposit market share information as of June 30, 2024. Sandusky/Norwalk/Port Clinton, Ohio 9 Locations $624 million in loans $1,732 million in deposits #1 deposit market share in Sandusky, Ohio with ~65% Cleveland/Akron, Ohio 3 Locations $931 million in loans $175 million in deposits North Central, Ohio 6 Locations $42 million in loans $ 223 million in deposits ~37% deposit market share Columbus & West Central, Ohio 6 Locations $602 million in loans $276 million in deposits 28% deposit market share in the rural markets Greater Dayton, Ohio 3 Locations $130 million in loans $98 million in deposits Southeastern Indiana/Cincinnati, Ohio 9 Locations $552 million in loans $590 million in deposits ~40% deposit market share Northwest Ohio 7 Locations $201 million in loans $182 million in deposits ~14% deposit market share Civista Leasing & Finance $49 million in financing leases $55 million in commercial loans $21 million in operating leases

Who We Are Community bank franchise in growth markets with an established operating model Gather attractive low-cost deposits (129 bps total cost of deposits (excluding brokered)) Generate loans organically in select growing markets (operations in the 5 largest MSAs in Ohio) Strong capital position Disciplined underwriting verified with strong credit quality metrics Nonaccrual and 90 days Past Due to Gross Loans of 0.60% as of 9/30/2024 Experienced management team with a deep bench Average banking experience of 31 years Noninterest income enhanced by multiple revenue streams Use of LPOs to extend our reach (Westlake, Ohio and Fort Mitchell, Kentucky) Member Russell 2000 index

Who We Are

Who We Are

Current Events 10

Deposits 15.5%* or $497.9 million of deposits uninsured at September 30, 2024 Cash and unpledged securities of $493.2 million at September 30, 2024 Excluding $472.1 million of public deposits, Civista had no deposit concentrations at September 30, 2024 “Civista’s deposit franchise is one of our most valuable characteristics and contributes significantly to our peer leading net interest margin and profitability” *Excluding Civista owned and tax program related deposit accounts

Liquidity Strong on-balance sheet liquidity $493.2 million of cash and unpledged securities at September 30, 2024 Ready access to off-balance sheet funding Immediate access to $1.2 billion in funding from FHLB, Federal Reserve and CDARS/IntraFi Civista has not and does not anticipate using the Federal Reserve’s Bank Term Funding program

Credit Adopted CECL January 1, 2023 $4.3 million increase in Allowance for Credit Losses $3.4 million increase in Reserve for Unfunded Commitments Credit metrics remain stable and strong ACL to nonperforming loans was 227.36% at September 30, 2024 ACL to loans was 1.36% at September 30, 2024

Capital Civista continues to create capital through earnings “Well Capitalized” by regulatory standards Tangible Common Equity ratio was 6.64% at Sep 30, 2024

Initiatives in Flight Revenue Improvement Identified opportunities for increased service charges Retail & Treasury Management Fees Implemented downward beta strategy to reduce interest expense Launch of Small business initiative Leasing Syndication Desk Expense Reduction Routing overflow calls to our retail staff reducing calls to 3rd party call center Announced branch closing Dec. 2024, $238,000 of projected savings in 2025 Manage/reduce overtime and staffing Implemented improved and optimized Fraud prevention Low/Lower Cost Funding Ohio Homebuyer Plus Program Launched May 6, 2024 Opened 1,000 accounts equating to $100 million in deposits at a rate of 80 bps* Additional $10 million customer deposits; about 35% of customers are new to bank Wealth Management Cash Balances Added ~ $87 million in deposits to balance sheet from our wealth management clients’ cash balances Other – Focused Marketing to: Public Fund Operating Accounts Loan Customers with low/no deposit balances Reduced FHLB borrowings approx. 40% in Q3 2024 ($500 million to $287 million) * 80bps as of 10/2024

Strategic Priorities for 2024 – 2027 Grow Relationships & Core Deposits Position Digital to Grow the Bank Invest in Talent & Culture to Drive the Strategic Plan Leverage Technology to Optimize Profitability Deepen existing relationships Execute small business initiative Increase # of relationships; and lifetime customer value Automate labor intensive processes with RPA (Robotics) Optimize capital through customer profitability tools Re-skill, up-skill, cross-skill current employees Continue to focus on culture that promotes success and growth for employees and organization Increase digital deposit account openings Implement enhanced fraud prevention tools Enhance data analytics tools

Financial Trends 16

Financial Trends September 30, 2024 includes $226 thousand of PPP loans; September 30, 2023 includes $319 thousand of PPP loans Presented on an annualized basis 3. Non-GAAP reconciliation on page 41

Financial Trends Total Assets1 ($ in millions) 1. 2022 includes the addition of $316 million in assets due to Comunibanc Corp acquisition. CAGR 12.6%

Financial Trends Total Gross Loans and Leases1 ($ in millions) 1. 2020 includes $217.3 million of PPP loans. 2021 includes $43.2 million of PPP loans. 2022 includes $819 thousand of PPP loans as well as $169 million due to the Comunibanc Corp acquisition. CAGR 12.9%

Financial Trends Total Gross Loans: $3.0 billion Loan Mix ($ in millions)

Financial Trends CRE Non-Owner Concentrations ($ in millions, as percentage of Total Loans)

Financial Trends CRE Non-Owner Office Details ($ in millions)

Financial Trends Civista Leasing and Equipment Financing ($ in millions) 2024 YTD Production YTD Funded: $89.7 million Sold: $39.6 million Net Production: $50.1 million Average Yield on Total Portfolio: 9.53% Average Yield on Q3 Originations: 9.87% Industry Concentrations: Propane, Recycling/Waste Management, Environmental, Additive Manufacturing (3-D Printing), Construction, Non-destructive testing

1. LTM basis Financial Trends Reserves / NPLs Net Chargeoff Ratio1 Loan Loss Reserves / Gross Loans NPAs & 90+PD / Assets Loan Loss Reserves / Gross Loans Nonaccrual & 90 days Past Due / Gross Loans

Financial Trends Total Deposits1 ($ in millions) 1. 2022 includes the addition of $271 million in deposits due to the Comunibanc Corp acquisition. CAGR 14.7%

* As of 9/30/2024 YTD Financial Trends Total Deposits: $3.2 billion Loan/Deposit Ratio: 94.4% Deposit Mix

2024 Peer data as of 9/30/2024 or the latest available date. Note: Comparable peers include public banks $1-$4B in Ohio and +/- 40% CIVB’s asset size in contiguous states. Total Cost of Deposits (%) Yield on Loans (%) Financial Trends

Financial Trends 2024 peer data as of 9/30/2024, or the latest available date. Note: Comparable peers include public banks $1-$4B in Ohio and +/- 40% CIVB’s asset size in contiguous states. Net Interest Margin

Financial Trends 1. 2021 efficiency ratio is adjusted for nonrecurring items; 2022 efficiency ratio is adjusted for merger related expenses. Page 42 and 43 show Non-GAAP reconciliations Fee income platform Service charges on deposit accounts were $4.5 million YTD 2024 and $5.5 million YTD 2023 (on $1.8 million less NSF Fees) Gain on Sale of Loans and Leases Gain on sale of mortgages, YTD 2024 and 2023 was $1.6 million and $0.9 million, respectively Gain on sale of leases, YTD 2024 and 2023 was $1.5 million and $1.1 million Wealth Management $4.1 million YTD 2024 and $3.6 million YTD 2023 Lease Revenue and Residual Income $7.6 million YTD 2024 and $6.2 million YTD 2023 Interchange Income $4.2 million YTD 2024 and $4.2 million YTD 2023 Disciplined approach to controlling non-interest expense Routing overflow calls to our retail staff Manage/reduce overtime and staffing Continued focus on review of branch network Revenue Improvement Service Charges Leasing Syndication Desk Facilitate higher gains on sales of leases and loans Identified efficiencies in operations RPA / Robotic Process Automation AI / Chat bot Leasing system upgrade Non-Interest Income and Expense Non-Interest Expense and Efficiency Ratio1 Q3 2024 includes $800 expense for establishment of reserve; approx. 2% impact to efficiency ratio

Financial Trends 1. TCE Non-GAAP reconciliation on page 41 2. LTM basis November 2021 issued $75 million in 3.25% subordinated debt (becomes floating in Q4 2026) Authorized $13.5 million stock repurchase plan in April 2024 During 2024, no repurchases have been made $200 million shelf offering completed in fourth quarter 2024 Declared quarterly common dividend to $0.16 per share in the fourth quarter 2024 Dividend payout ratio 30.2%; as of 9/30/2024 Capital Management

Providing Shareholder Value 32

1. Q3 2024 presented on LTM basis Providing Shareholder Value Net Income & Earnings Per Share (Available to Common)1 (LTM - $ in thousands)

1. LTM basis 2. Non-GAAP reconciliation on page 41 3. The change in the AOCI impact of unrealized losses on the investment portfolio from 12/31/21 to 12/31/22 was $67.4 million Providing Shareholder Value Total Shareholders’ Equity & Return on Tangible Equity1,2,3 ($ in thousands)

Providing Shareholder Value 1. Non-GAAP reconciliation on page 41 2. The change in the AOCI impact of unrealized losses on the investment portfolio on TBV/share from 12/31/21 to 12/31/22 was $4.29 Tangible Book Value per Share1,2

Why Civista? 36

Why Civista? Completed 6 acquisitions since 2007, including the acquisition of Comunibanc Corp, which closed July 2022 and acquisition of Vision Financial Group, which closed October 2022 In June 2022, opened de novo branch in Gahanna, Ohio, located in Franklin County (Columbus MSA) Experienced Acquirer & Organic Growth Model Expanded commercial loan growth in Columbus, Cleveland, Akron, Dayton, Toledo and Cincinnati markets Since year-end 2018, loan portfolios in these markets have increased from $645 million to $2.4 billion through September 30, 2024 Low cost, locally generated deposit base

Why Civista? Community bank franchise poised for acquisitions and strong core deposit franchise Strong capital position Strong credit culture and asset quality Experienced acquirer (bank and non-bank) Diverse revenue sources, approx. 33% of revenue from non-interest income Continued strong Net Interest Margin Experienced management team with an average of 31 years in banking Strategically positioned in attractive Ohio lending markets funded by low-cost deposits with operations in the 5 largest Ohio MSAs Demonstrated strong profitability from 2019 to Q3 2024 Compelling Investment Opportunity

Additional Information 39

Operating Results

Non-GAAP Reconciliation 1. LTM basis

Non-GAAP Reconciliation

Non-GAAP Reconciliation

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